Exhibit 99.4

M-REAL CORPORATION

Stock Exchange Bulletin 25.5.2004 at 4 p.m.

EU’s competition authorities investigated M-real’s premises

European Commission investigators have today visited M-real Corporation’s premises. The investigation is related to the claimed cooperation between the competitors in fine papers.

M-REAL CORPORATION

Corporate communications

For additional information contact Jouko M. Jaakkola, President and CEO, tel. +358 10 469 4118

Ahlstrom

May 25, 2004

Investigation by competition authorities at Ahlstrom’s premises

The European Commission competition authorities have today on May 25, 2004 investigated Ahlstrom’s premises in various locations. The investigations relate to alleged anti-competitive practices between competitors within the release liners and face stock product segments.

Ahlstrom cooperates fully with the competition authorities in their investigations.

During the investigations Ahlstrom refrains from further comments.

Ahlstrom Corporation

Gustav Adlercreutz, Senior Vice President, General Counsel,

tel. + 358 10 888 4727

Storaenso (1)

May. 25, 2004

Competition authorities investigate Stora Enso premises

Stora Enso Oyj Stock Exchange Release 25 May 2004 at 15:00 GMT

European Commission competition investigators have today visited Stora Enso’s premises in London, Stockholm and Düsseldorf.

Representatives of the Finnish Competition Authority visited Stora Enso Forest’s office at Imatra and regional offices at Summa, Joensuu, Savonlinna and Kuopio in Finland.

Stora Enso co-operates fully with these investigations.

For further information, please contact:

Jyrki Kurkinen, Senior Vice President, Legal Affairs, tel. +358 2046 21217

Kari Vainio, Executive Vice President, Corporate Communications, tel. +44 77 9934 8197

Keith B Russell, Senior Vice President, Investor Relations, tel. +44 20 7016 3146

Ulla Paajanen-Sainio, Vice President, Investor Relations and Financial Communications, tel. +358 2046 21242

Storaenso (2)

May. 25, 2004

Update to the release published earlier today: Competition authorities investigate Stora Enso premises

Stora Enso Oyj Stock Exchange Release 25 May 2004 at 18:00 GMT

European Commission competition investigators have today visited Stora Enso’s premises in London, Stockholm and Düsseldorf.

Representatives of the Finnish Competition Authority visited Stora Enso Forest’s office at Imatra and regional offices at Summa, Joensuu, Savonlinna and Kuopio in Finland.

In addition, the Company’s North American division has received a subpoena for documents from the Antitrust Division of the US Department of Justice.

Stora Enso co-operates fully with these investigations.

For further information, please contact:

Jyrki Kurkinen, Senior Vice President, Legal Affairs, tel. +358 2046 21217

Kari Vainio, Executive Vice President, Corporate Communications, tel. +44 77 9934 8197

Keith B Russell, Senior Vice President, Investor Relations, tel. +44 77 7578 8659

Ulla Paajanen-Sainio, Vice President, Investor Relations and Financial Communications,

tel. +358 40 763 8767

Carl Wartman, General Counsel, Stora Enso North America, tel. +1 71 5 422 3578

Bemis

Bemis Company, Inc. (ticker: BMS, exchange: New York Stock Exchange) News Release - 25-May-2004

European Authorities Investigate Paper and Forestry Products Sector

MINNEAPOLIS—(BUSINESS WIRE)—May 25, 2004—Bemis Company, Inc. (NYSE:BMS) stated that today representatives from the European Commission Competition Authorities have visited its Pressure Sensitive Materials operation in Belgium in connection with an investigation of alleged anticompetitive activities in the European paper and forestry products sector. The Company is fully cooperating with the investigation.

Bemis Company is a major supplier of flexible packaging and pressure sensitive materials used by leading food, consumer products, manufacturing, and other companies worldwide. Founded in 1858, the Company reported 2003 sales of $2.6 billion, of which $2.1 billion was from the flexible packaging business segment and $0.5 billion was from the pressure sensitive materials business segment. Based in Minneapolis, Minnesota, Bemis employs about 11,500 individuals in 53 manufacturing facilities in 10 countries around the world. More information about the company is available at our website, www.bemis.com.

CONTACT: Bemis Company, Inc., Minneapolis

Melanie E. R. Miller, 612-376-3030

SOURCE: Bemis Company, Inc.